UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 14, 2003

FARMLAND INDUSTRIES, INC.
Debtor-in-possession as of May 31, 2002
(Exact name of registrant as specified in its charter)

Kansas	001-11629	44-0209330
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive
Kansas City, Missouri	64163-1244
(Address of principal executive offices)	(Zip Code)

816-713-7000
(Registrant's telephone number, including area code)

Not Changed

(Former name or former address, if changed since last report)

ITEM 5.           Other Events and Regulation FD Disclosure.

On July 15, 2003, Farmland Industries, Inc. (the "Registrant") issued a press release announcing a bid by Smithfield Foods to purchase its pork assets.  The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

ITEM 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                        (C)  Exhibits

Number	Description
99.1	Press release, "Farmland Announces Bid for Pork Assets", dated July 15, 2003.
99.2	Press release, "Farmland Announces Third Quarter Financial Results", dated July 14, 2003.

ITEM 9.             Regulation FD Disclosure.

Farmland Industries, Inc. (the "Registrant") hereby furnishes this report pursuant to Item 12 of Form 8-K in accordance with SEC Release No. 33-8216.

On July 14, 2003, the Registrant issued a press release announcing earnings for the three and nine months ended May 31, 2003.  The information contained in the press release, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 15, 2003

FARMLAND INDUSTRIES, INC.
(Registrant)

By:	/s/ STEVEN R. RHODES
Steven R. Rhodes
Executive Vice President
and Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release, "Farmland Announces Bid for Pork Assets", dated July 15, 2003.
99.2	Press release, "Farmland Announces Third Quarter Financial Results", dated July 14, 2003.